UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2013

INTERNATIONAL SAFETY GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-173476	99-0363913
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

708 Third Avenue, 11th Floor

New York, NY 10017

(212) 344-1105

(Address including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Certain Directors of the Company

At the conclusion of the July 16, 2013 meeting of the Board of Trustees of the Company, Jeffrey Devlin, Independent Director of the Company, tendered his resignation as Independent Trustee. The remaining Trustees accepted Mr. Devlin’s resignation, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SAFETY GROUP, INC.

Date: July 18, 2013	By:	/s/ Michael Gianatasio
	Name:	Michael Gianatasio
	Title:	Chief Executive Officer